Exhibit 99.1

FOR RELEASE: CONTACT:	New Hartford, NY, February 28, 2025 Christopher R. Byrnes (315) 743-8376 chris_byrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION ANNOUNCES FOURTH QUARTER AND FULL YEAR 2024 RESULTS

•Annual Recurring Revenue (ARR)(1) grew to $276.0 million - total growth of 102% inclusive of organic growth of 21% from $136.9 million reported in Q4 '23

•Quarterly subscription service revenues increased 95% year-over-year, inclusive of organic growth of 25% from Q4 '23

•PAR acquired Delaget, LLC ("Delaget"), a leading provider of restaurant analytics and business intelligence solutions

New Hartford, NY - February 28, 2025 -- PAR Technology Corporation (NYSE: PAR) (“PAR Technology” or the “Company”) today announced its financial results for the fourth quarter and year ended December 31, 2024.

PAR CEO, Savneet Singh commented, "We delivered a strong fourth quarter, with 21% organic ARR growth year-over-year and our second consecutive quarter of positive Adjusted EBITDA, proving out our better together thesis. 2024 was a milestone year for PAR with what I believe is our best organic execution yet. That execution, combined with the addition of accretive modules, sets our company up to keep our flywheel moving aggressively for years to come. We continue to be confident in our ability to drive further long-term growth and deliver shareholder value."

Q4 2024 Financial Highlights(2)
(in millions, except % and per share amounts)	GAAP			Non-GAAP(1)
	Q4 2024	Q4 2023	vs. Q4 2023	Q4 2024	Q4 2023	vs. Q4 2023
Revenue	$105.0	$69.9	better 50.2%
Net Loss from Continuing Operations/Adjusted EBITDA	$(25.3)	$(21.5)	worse $3.8 million	$5.8	$(7.4)	better $13.1 million
Diluted Net Loss Per Share from Continuing Operations	$(0.68)	$(0.77)	better $0.09	$(0.00)	$(0.43)	better $0.43
Subscription Service Gross Margin Percentage	53.2%	48.1%	better 5.1%	64.7%	65.3%	worse 0.6%

Full Year 2024 Financial Highlights(2)
(in millions, except % and per share amounts)	GAAP			Non-GAAP(1)
	2024	2023	vs. 2023	2024	2023	vs. 2023
Revenue	$350.0	$276.7	better 26.5%
Net Loss from Continuing Operations/Adjusted EBITDA	$(89.9)	$(81.6)	worse $8.3 million	$(6.4)	$(38.4)	better $32.0 million
Diluted Net Loss Per Share from Continuing Operations	$(2.63)	$(2.96)	better $0.33	$(0.73)	$(1.96)	better $1.23
Subscription Service Gross Margin Percentage	53.5%	48.0%	better 5.5%	65.9%	66.4%	worse 0.5%

(1) See “Key Performance Indicators and Non-GAAP Financial Measures” for reconciliations and descriptions of non-GAAP financial measures to corresponding GAAP financial measures. Amounts presented in the reconciliations and other tables presented herein may not sum due to rounding.
(2) Results exclude historical results from our Government segment which are reported as discontinued operations.

The Company's key performance indicators ARR and Active Sites(1) are presented as two subscription service product lines:

•Engagement Cloud consisting of Punchh, PAR Retail, PAR Ordering, and Plexure product offerings.
•Operator Cloud consisting of PAR POS, PAR Payment Services, PAR Pay, PAR OPS (Data Central and Delaget), and TASK product offerings.

Highlights of Engagement Cloud - Fourth Quarter 2024(1):
•ARR at end of Q4 '24 totaled $159.1 million
•Active Sites as of December 31, 2024 totaled 119.7 thousand

Highlights of Operator Cloud - Fourth Quarter 2024(1):
•ARR at end of Q4 '24 totaled $116.8 million
•Active Sites as of December 31, 2024 totaled 54.8 thousand

(1) See “Key Performance Indicators and Non-GAAP Financial Measures” below.

Earnings Conference Call.

There will be a conference call at 9:00 a.m. (Eastern) on February 28, 2025, during which management will discuss the Company's financial results for the fourth quarter ended December 31, 2024. The earnings conference call will be webcast live. To access the webcast, please visit the PAR Technology Investor Relations website at www.partech.com/investor-relations/. A recording of the webcast will be available on this site after the event.

About PAR Technology Corporation.

For over four decades, PAR Technology Corporation (NYSE: PAR) has been at the forefront of technology innovation in foodservice, helping businesses create exceptional guest experiences and connections. PAR’s comprehensive suite of software and hardware solutions, including point-of-sale, digital ordering, loyalty, back-office management, and payments, serves a diverse range of hospitality and retail clients across more than 110 countries. With its “Better Together” ethos, PAR continues to deliver unified solutions that drive customer engagement, efficiency, and growth, all to make it easier for PAR’s customers to manage their operations. To learn more, visit partech.com or connect with us on LinkedIn, X (formerly Twitter), Facebook, and Instagram. The Company's Environmental, Social, and Governance report can be found at https://www.partech.com/company/ESG.

Key Performance Indicators and Non-GAAP Financial Measures.

We monitor certain key performance indicators and non-GAAP financial measures in the evaluation and management of our business; certain key performance indicators and non-GAAP financial measures are provided in this press release because we believe they are useful in facilitating period-to-period comparisons of our business performance. Key performance indicators and non-GAAP financial measures do not reflect and should be viewed independently of our financial performance determined in accordance with GAAP. Key performance indicators and non-GAAP financial measures are not forecasts or indicators of future or expected results and should not have undue reliance placed upon them by investors.

Where non-GAAP financial measures are included in this press release, the most directly comparable GAAP financial measures and a detailed reconciliation between GAAP and non-GAAP financial measures is included in this press release under “Non-GAAP Financial Measures”.

Unless otherwise indicated, financial and operating data included in this press release is as of December 31, 2024.

As used in this press release,

“Annual Recurring Revenue” or “ARR” is the annualized revenue from subscription services, including subscription fees for our SaaS solutions and related software support, managed platform development services, and transaction-based payment processing services. We generally calculate ARR by annualizing the monthly subscription service revenue for all Active Sites as of the last day of each month for the respective reporting period. Our reported ARR is based on a constant currency, using the exchange rates established at the beginning of the year and consistently applied throughout the period and to comparative periods presented. For acquisitions made during each period, the constant currency rate applied is the exchange rate at the date of each acquisition's closure. There was no impact on our prior period ARR as a result of applying a constant currency as the exchange rate effects only began with the TASK Group Acquisition in 2024.

“Active Sites” represent locations active on PAR’s subscription services as of the last day of the respective reporting period.

Trademarks.

“PAR®,” “PAR POS®” (formerly “Brink POS®”), “Punchh®,” “PAR OrderingTM” (formerly “MENUTM”), "PAR OPSTM," “Data Central®," “DelagetTM,” "PAR RetailTM", "PAR® Pay”, “PAR® Payment Services”, and other trademarks identifying our products and services appearing in this press release belong to us.

Forward-Looking Statements.

This press release contains forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995, the accuracy of such statements is necessarily subject to risks, uncertainties and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to the plans, strategies and objectives of management relating to PAR's growth, results of operations, and financial performance, including service and product offerings, the development, demand, market share, and competitive performance of our products and services, continued growth of our business, our ability to achieve and sustain profitability, acceleration or improvement of financial results, annual recurring revenue (ARR) growth, active sites, future efficiencies and scale economics, customer retention, capital investment and re-investment, expanding our addressable markets, cross-selling efforts, and anticipated benefits of acquisitions, divestitures, and capital markets transactions. These statements are neither promises nor guarantees but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements.

Factors, risks, trends and uncertainties that could cause actual results to differ materially from those expressed or implied by forward-looking statements include our ability to successfully develop or acquire and transition new products and services and enhance existing products and services to meet evolving customer needs and respond to emerging technological trends, including artificial intelligence (AI); our ability to successfully integrate acquisitions into our operations, and realize the anticipated benefits; macroeconomic trends, such as a recession or slowed economic growth, fluctuating interest rates, inflation, and changes in consumer confidence and discretionary spending; our ability to successfully expand our business or products into new markets or industries; geopolitical events, such the Russia-Ukraine war, tensions with China and between China and Taiwan, hostilities in the Middle East, including the Israel conflict(s), and uncertainty relating to new or increased tariffs or other trade restrictions implemented by the U.S. or retaliatory trade measures or tariffs implemented by other countries; and the other factors discussed in our most recent Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

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PAR TECHNOLOGY CORPORATION
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share amounts)

Assets	December 31, 2024	December 31, 2023
Current assets:
Cash and cash equivalents	$108,117	$37,183
Cash held on behalf of customers	13,428	10,170
Short-term investments	524	37,194
Accounts receivable – net	59,726	42,679
Inventories	21,861	23,560
Other current assets	14,390	8,123
Current assets of discontinued operations	—	21,690
Total current assets	218,046	180,599
Property, plant and equipment – net	14,107	15,524
Goodwill	887,459	488,918
Intangible assets – net	237,333	93,969
Lease right-of-use assets	8,221	3,169
Other assets	15,561	17,642
Noncurrent assets of discontinued operations	—	2,785
Total Assets	$1,380,727	$802,606
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$34,784	$25,599
Accrued salaries and benefits	22,487	14,128
Accrued expenses	13,938	3,533
Customers payable	13,428	10,170
Lease liabilities – current portion	2,256	1,120
Customer deposits and deferred service revenue	24,944	9,304
Current liabilities of discontinued operations	—	16,378
Total current liabilities	111,837	80,232
Lease liabilities – net of current portion	6,053	2,145
Long-term debt	368,355	377,647
Deferred service revenue – noncurrent	1,529	4,204
Other long-term liabilities	21,243	3,603
Noncurrent liabilities of discontinued operations	—	1,710
Total liabilities	509,017	469,541
Shareholders’ equity:
Preferred stock, $.02 par value, 1,000,000 shares authorized, none outstanding	—	—
Common stock, $.02 par value, 116,000,000 shares authorized; 40,187,671 and 29,386,234 shares issued, 38,717,366 and 28,029,915 outstanding at December 31, 2024 and December 31, 2023, respectively	798	584
Additional paid in capital	1,085,473	625,154
Equity consideration payable	108,182	—
Accumulated deficit	(279,943)	(274,956)
Accumulated other comprehensive loss	(20,951)	(939)
Treasury stock, at cost, 1,470,305 and 1,356,319 shares at December 31, 2024 and December 31, 2023, respectively	(21,849)	(16,778)
Total shareholders’ equity	871,710	333,065
Total Liabilities and Shareholders’ Equity	$1,380,727	$802,606

See notes to consolidated financial statements included in the Company's annual report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”).

PAR TECHNOLOGY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,

	2024	2023	2024	2023
Revenues, net:
Subscription service	$64,262	$32,897	$207,422	$122,597
Hardware	26,048	24,400	87,040	103,391
Professional service	14,695	12,603	55,520	50,726
Total revenues, net	105,005	69,900	349,982	276,714
Cost of sales:
Subscription service	30,095	17,080	96,519	63,735
Hardware	19,336	17,317	65,923	80,319
Professional service	10,567	11,289	41,416	43,214
Total cost of sales	59,998	45,686	203,858	187,268
Gross margin	45,007	24,214	146,124	89,446
Operating expenses:
Sales and marketing	10,471	9,508	41,708	38,513
General and administrative	31,002	19,213	108,898	72,139
Research and development	17,432	14,493	67,258	58,356
Amortization of identifiable intangible assets	2,875	465	8,452	1,858
Adjustment to contingent consideration liability	—	(1,700)	(600)	(9,200)
Gain on insurance proceeds	(348)	—	(495)	(500)
Total operating expenses	61,432	41,979	225,221	161,166
Operating loss	(16,425)	(17,765)	(79,097)	(71,720)
Other income (expense), net	2,856	(369)	1,146	(485)
Loss on extinguishment of debt	(6,560)	(635)	(6,560)	(635)
Interest expense, net	(3,412)	(1,779)	(10,167)	(6,931)
Loss from continuing operations before income taxes	(23,541)	(20,548)	(94,678)	(79,771)
Benefit from (provision for) income taxes	(1,752)	(975)	4,768	(1,848)
Net loss from continuing operations	(25,293)	(21,523)	(89,910)	(81,619)
Net income from discontinued operations	4,236	2,894	84,923	11,867
Net loss	$(21,057)	$(18,629)	$(4,987)	$(69,752)

Net income (loss) per share (basic and diluted):
Continuing operations	$(0.68)	$(0.77)	$(2.63)	$(2.96)
Discontinued operations	0.11	0.10	2.49	0.43
Total	$(0.57)	$(0.67)	$(0.14)	$(2.53)

Weighted average shares outstanding (basic and diluted)	37,197	27,968	34,155	27,552
See notes to consolidated financial statements included in the Annual Report.

PAR TECHNOLOGY CORPORATION
SUPPLEMENTAL INFORMATION
(unaudited)

Non-GAAP Financial Measures

In addition to disclosing financial results in accordance with GAAP, this press release contains references to the non-GAAP financial measures below. We believe these non-GAAP financial measures provide investors with useful supplemental information about our operating performance, enable comparison of financial trends and results between periods where certain items may vary independent of business performance, and allow for greater transparency with respect to key metrics used by management in operating our business and measuring our performance. The income tax effect of the below adjustments, with the exception of non-recurring income taxes, were not tax-effected due to the valuation allowance on all of our net deferred tax assets.

Our non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated. Additionally, these measures may not be comparable to similarly titled measures disclosed by other companies.

Non-GAAP Measure or Adjustment	Definition	Usefulness to management and investors
Non-GAAP subscription service gross margin percentage	Represents subscription service gross margin percentage adjusted to exclude amortization from acquired and internally developed software, stock-based compensation, and severance.	We believe that non-GAAP subscription service gross margin percentage and adjusted EBITDA provide useful perspectives with respect to the Company's core operating performance and ongoing cash earnings by adjusting for certain non-cash and non-recurring charges that may not be indicative of our financial performance.
Adjusted EBITDA
Represents net loss before income taxes, interest expense and depreciation and amortization adjusted to exclude certain non-cash and non-recurring charges that may not be indicative of our financial performance.

Non-GAAP diluted net loss per share	Represents net loss per share excluding amortization of acquired intangible assets and certain non-cash and non-recurring charges that may not be indicative of our financial performance.
We believe that adjusting our diluted net loss per share to remove non-cash and non-recurring charges provides a useful perspective with respect to the Company's operating performance as well as comparisons to past and competitor operating results.

Stock-based compensation	Consists of non-cash charges related to our employee equity incentive plans.	We exclude stock-based compensation because management does not view these non-cash charges as part of our core operating performance. This adjustment facilitates a useful evaluation of our current operating performance as well as comparisons to past and competitor operating results.
Contingent consideration	Adjustment reflects a non-cash reduction to the fair market value of the contingent consideration liability related to our acquisition of MENU Technologies AG (the "MENU Acquisition").	We exclude changes to the fair market value of our contingent consideration liability because management does not view these non-cash, non-recurring charges as part of our core operating performance. This adjustment facilitates a useful evaluation of our current operating performance as well as comparisons to past and competitor operating results.

Non-GAAP Measure or Adjustment	Definition	Usefulness to management and investors
Transaction costs	Adjustment reflects non-recurring professional fees incurred in transaction due diligence and integration, including costs incurred in the acquisitions of Stuzo Blocker, Inc., Stuzo Holdings, LLC and their subsidiaries (the "Stuzo Acquisition"), TASK Group Holdings Limited, and Delaget (the "Delaget Acquisition")	We exclude professional fees incurred in corporate development and integration because management does not view these non-recurring charges, which are inconsistent in size and are significantly impacted by the timing and valuation of our transactions, as part of our core operating performance. This adjustment facilitates a useful evaluation of our current operating performance, comparisons to past and competitor operating results, and additional means to evaluate expense trends.
Gain on insurance proceeds	Adjustment reflects the gain on insurance proceeds due to the settlement of legacy claims.	We exclude these non-recurring adjustments because management does not view these costs as part of our core operating performance. These adjustments facilitate a useful evaluation of our current operating performance as well as comparisons to past and competitor operating results.
Severance	Adjustment reflects severance tied to non-recurring restructuring events included in cost of sales, sales and marketing expense, general and administrative expense, and research and development expense.
Litigation expense	Adjustment reflects the release of a loss contingency and settlement expenses for legal matters.
Loss on extinguishment of debt	Adjustment reflects loss on extinguishment of debt related to the conversion of the 4.500% Convertible Senior Notes due 2024 and a portion of the 2.875% Convertible Senior Notes due 2026.
Discontinued operations	Adjustment reflects income from discontinued operations related to the disposition of our Government segment.
Impairment loss	Adjustment reflects impairment loss related to the discontinuance of the Brink POS trademark and the impairment of internally developed software costs not meeting the general release threshold as a result of acquiring go-to-market software in the MENU Acquisition.
Other (income) expense, net	Adjustment reflects foreign currency transaction gains and losses and other non-recurring income and expenses recorded in other (income) expense, net in the accompanying statements of operations.
Non-recurring income taxes	Adjustment reflects a partial release of our deferred tax asset valuation allowance resulting from the Stuzo Acquisition and Delaget Acquisition.	We exclude these non-cash and non-recurring adjustments for purposes of calculating non-GAAP diluted net loss per share because management does not view these costs as part of our core operating performance. These adjustments facilitate a useful evaluation of our current operating performance, comparisons to past and competitor operating results, and additional means to evaluate expense trends.
Non-cash interest	Adjustment reflects non-cash amortization of issuance costs and discount related to the Company's long-term debt.
Acquired intangible assets amortization	Adjustment reflects amortization expense of acquired developed technology included within cost of sales and amortization expense of other acquired intangible assets.

The tables below provide reconciliations between net loss and adjusted EBITDA, diluted net loss per share and non-GAAP diluted net loss per share, and subscription service gross margin percentage and non-GAAP subscription service gross margin percentage.

(in thousands)	Three Months Ended December 31,		Year Ended December 31,
Reconciliation of Net Loss to Adjusted EBITDA	2024	2023	2024	2023
Net loss	$(21,057)	$(18,629)	$(4,987)	$(69,752)
Discontinued operations	(4,236)	(2,894)	(84,923)	(11,867)
Net loss from continuing operations	(25,293)	(21,523)	(89,910)	(81,619)
Provision for (benefit from) income taxes	1,752	975	(4,768)	1,848
Interest expense, net	3,412	1,779	10,167	6,931
Depreciation and amortization	11,205	6,881	37,907	27,014
Stock-based compensation	7,905	3,747	24,487	14,291
Contingent consideration	—	(1,700)	(600)	(9,200)
Litigation expense	—	(808)	—	(808)
Transaction costs	2,351	2,273	8,454	2,273
Gain on insurance proceeds	(348)	—	(495)	(500)
Severance	1,088	—	2,769	253
Loss on extinguishment of debt	6,560	635	6,560	635
Impairment loss	—	—	225	—
Other (income) expense, net	(2,856)	369	(1,146)	485
Adjusted EBITDA	$5,776	$(7,372)	$(6,350)	$(38,397)

(in thousands, except per share amounts)	Three Months Ended December 31,		Year Ended December 31,
Reconciliation between GAAP and Non-GAAP diluted net loss per share	2024	2023	2024	2023
Diluted net loss per share	$(0.57)	$(0.67)	$(0.14)	$(2.53)
Discontinued operations	(0.11)	(0.10)	(2.49)	(0.43)
Diluted net loss per share from continuing operations	(0.68)	(0.77)	(2.63)	(2.96)
Non-recurring income taxes	0.03	—	(0.19)	—
Non-cash interest	0.02	0.02	0.07	0.08
Acquired intangible assets amortization	0.24	0.16	0.84	0.66
Stock-based compensation	0.21	0.13	0.72	0.52
Contingent consideration	—	(0.06)	(0.02)	(0.33)
Litigation expense	—	(0.03)	—	(0.03)
Transaction costs	0.06	0.08	0.25	0.08
Gain on insurance proceeds	(0.01)	—	(0.01)	(0.02)
Severance	0.03	—	0.08	0.01
Loss on extinguishment of debt	0.18	0.02	0.19	0.02
Impairment loss	—	—	0.01	—
Other (income) expense, net	(0.08)	0.01	(0.03)	0.02
Non-GAAP diluted net loss per share	$(0.00)	$(0.43)	$(0.73)	$(1.96)

Diluted weighted average shares outstanding	37,197	27,968	34,155	27,552

	Three Months Ended December 31,		Year Ended December 31,
Reconciliation between GAAP and Non-GAAP Subscription Service Gross Margin Percentage	2024	2023	2024	2023
Subscription Service Gross Margin Percentage	53.2%	48.1%	53.5%	48.0%
Depreciation and amortization	11.3%	16.9%	12.2%	18.1%
Stock-based compensation	0.1%	0.3%	0.1%	0.3%
Severance	0.1%	—%	0.1%	—%
Non-GAAP Subscription Service Gross Margin Percentage	64.7%	65.3%	65.9%	66.4%